THIS FINANCIAL PUBLIC INVESTOR RELATIONS AGREEMENT ("Agreement") is made and entered into as of this 6th day of January, 2022 (the "Effective Date") by and between Selectis Health, Inc., a Utah corporation ("Company"), and Gateway Group, Inc., a California corporation ("Consultant").

RECITALS

Company desires to engage Consultant to perform certain financial communication and public investor relations services for the Company, and Consultant desires to perform financial communication and public investor relations services for Company, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES AND UNDERTAKING HEREIN CONTAINED AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

1. **ENGAGEMENT OF CONSULTANT**

Company hereby engages Consultant and Consultant hereby agrees to render to the Company non-exclusive financial communication, independent investor relations and consulting services ("Services"), upon the terms and conditions hereinafter set forth.

2. **SERVICES**

During the Term (as defined in Section 3 below), Consultant shall provide Services to the Company which shall include, but not be limited to, the development, implementation and maintenance of an investor relations support system that increases investor awareness of the Company's activities and stimulates investor interest in the Company. Without limiting the generality of the foregoing, Consultant will specifically provide, among other things, the following Services:

(a) Disseminate Public Information. Consultant will disseminate public information about the Company, its business and affairs to investment professionals and private parties who may have an interest in investing in the Company's securities. In addition, Consultant will disseminate public information regarding the Company to its existing database of business associates and to other investment professionals whom Consultant will research and identify based on their potential interest in the Company. The Consultant agrees to

disseminate such public information by lawful means and upon prior approval of such dissemination by the Company.

(b) Communicate with the Investment Community. Consultant will communicate with and/or introduce the Company to members of the financial and investment communities on an ongoing basis, subject to the Term set forth herein.

(c) Conduct Conference Calls. Consultant will conduct periodic conference calls with shareholders, investors, and other professionals who may have an interest in the Company.

(d) Earnings Calls. Consultant will help prepare the Company for quarterly earnings calls that includes, but is not limited to, calendars, surveys, news releases, scripts, Q&A preparation, analyst management and logistical support.

(e) Arrange Meetings with Investment Community. Consultant will identify investor venues where the Company's management may be interested in attending and arrange group or individual meetings and road shows with portfolio managers, analysts, stockbrokers, and other investment professionals.

(f) Facilitate Attendance to Investor Conferences. Consultant will identify and help secure attendance to relevant investor conferences, including, but not limited to, Wall Street investment bank conferences, industry conferences and tradeshows.

(g) Research. Consultant will provide introductions to sell-side research analysts with the goal of facilitating the production of additional research reports on the Company as well as help to manage current analyst reports.

(h) News Releases. Consultant will help draft and distribute the Company's financial and general press releases. Consultant will distribute Company's news releases upon prior approval of the Company.

(i) Investor Relations. Consultant will advise the Company regarding best practices that are typical of the investor relations profession and will perform services which are ordinarily and customarily performed by an investor relations firm on behalf of a public corporate client.

Public Presentations. Consultant will assist in the development of new content and review and comment upon the Company's existing website, PowerPoint presentations, fact sheets and other investor-oriented materials.

3. **TERM**

Subject to Section 7 of this Agreement, the initial term of this Agreement ("Term") shall commence as of the Effective Date and shall continue for twelve (12) months thereafter. This Agreement shall thereafter be automatically renewed every month unless either party shall notify the other in writing of its intention not to renew this Agreement, which notice shall be given at least 60 days in advance.

4. **COMPENSATION**

As compensation for the Services rendered by the Consultant during the term of this Agreement, service fees of US $6,000 per month are due upon invoice and payable within thirty (30) days from Company's receipt of invoice. These service fees are in addition to reimbursement, from time to time upon request, of reasonable, documented expenses, which may include but are not limited to: press releases, investor conference calls, web-casts, road-shows and out-of-pocket travel expenses. All reimbursable expenses over $750 in the aggregate per month shall be pre-approved by the Company in writing.

Further, as additional incentive compensation to the Consultant for Services rendered pursuant to this Agreement, the Company shall issue incentive bonuses to Consultant in accordance with the following terms conditions:

- Option to purchase 30,000 shares at a price of $6.00 per share of Stock shall be granted, vest, and are exercisable as of the Effective Date of the Agreement. The Options shall have a term of three (3) years from the date of issue and include standard "piggy-back" registration rights. An option certificate shall be issued for Options earned as they become vested.

CASHLESS EXERCISE

Consultant is granted "Cashless Exercise Rights", whereby if notice of exercise by Consultant specifies that the exercise of this Option is made pursuant to Section 4, then the Company shall deliver to consultant, without payment by Consultant of any Exercise Price or any cash or other consideration, the number of Company Shares computed using the following formula:

$X = \underline{Y(A-B)}$

A

Where:

X = the number of Option Shares to be issued to the Consultant pursuant to the exercise of this Option pursuant to this Section 4;

Y = the number of Shares that may be purchased upon exercise of this Option;

A = the Market Price, as defined below, of one share of Common Stock; and

B = the Exercise Price per share of Common Stock.

"Market Price" of an security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed based upon the average of the ten preceding business days prior to the date of exercise, or, if there has been no sales on any such exchanges on any day, the average of the highest bid and the lowest asked prices on all such exchanges for such period.

5. **INDEPENDENT CONTRACTOR**

It is expressly agreed that the Consultant is acting as an independent contractor in performing its services hereunder and has no right to bind or otherwise obligate the Company. Company shall carry no workers' compensation insurance or any health or accident insurance to cover Consultant. Company shall not pay any contributions to social security, unemployment insurance, Federal or state withholding taxes nor provide any other contributions or benefits which might be expected in an employer-employee relationship.

6. **CONFIDENTIAL INFORMATION**

6.1 The term "Confidential Information" includes, but not be limited to, information regarding Company's business, plans, customers, technology, know-how, suppliers, distributors, business, technical or financial information relating to business models, accounting, sales, financial data, products that is confidential and of value to Company, and information which, under the circumstances surrounding disclosure ought to be treated as confidential by Consultant, which value would be impaired if such information were disclosed to third parties. Consultant further acknowledges that the Company may provide Consultant material, non-public information concerning the Company. Consultant agrees that only those employees, agents, advisors or representatives ("Representatives") who have a need to know such information will have access to such material non-public information and

that any Representative who is provided with such access will be under a written obligation to maintain the confidentiality of any such material non-public information. Consultant is liable for all acts and omissions of its Representatives. Consultant and its Representatives will not directly or indirectly trade the Company's stock upon the basis of any material non-public information that Consultant and its Representatives may possess.

6.2 Notwithstanding the foregoing, Confidential Information shall not include information which (i) is or becomes a part of the public domain through no act or omission of Consultant or its Representatives; or (ii) was in Consultant's lawful possession prior to the disclosure and had not been obtained by Consultant either directly or indirectly from Company; or (iii) is lawfully disclosed to Consultant by a third party without restriction on disclosure; or (iv) is required to be disclosed by law, provided that Consultant (i) gives Company reasonable notice prior to such disclosure to allow Company a reasonable opportunity to seek a protective order or equivalent, and (ii) if Company is not successful in precluding the requesting legal body from requiring the disclosure of the Confidential Information, Consultant will furnish only that portion of the Confidential Information which is legally required. In any event, the compelled party shall not oppose any action by the disclosing party to obtain an appropriate protective order or other relief maintaining the confidentiality.

6.3 Consultant agrees to keep the Company's Confidential Information in confidence, taking strict security precautions to keep confidential the Confidential Information of Company, and agrees not to make such Confidential Information available in any form to any third party, or use such Confidential Information for any other purpose than the implementation of this Agreement. Consultant agrees to take all reasonable steps to ensure that Company's Confidential Information is not disclosed or distributed by its Representatives in violation of the provisions of this Agreement. Termination of the Agreement shall not relieve Consultant of its obligations under this Section 6.

6.4 Consultant will segregate all Confidential Information from information of other companies and will not reproduce any Confidential Information without the Company's prior written consent. Consultant acknowledges that (i) Consultant has received and read the Company's most recent filed public documents made available on the Securities and Exchange Commission's website and (ii) the Company has made available to Consultant all other documents and information that Consultant has requested relating to the Company.

7. **TERMINATION**

This Agreement may be terminated by either party, with or without cause, upon sixty (60) day notice in writing following the twelve (12) month anniversary unless extensions have vested pursuant to section 4. In the event that the Agreement is terminated, Consultant shall cease rendering its services to Company as of the effective date of termination, and Company shall pay Consultant for the services performed and approved expenses through the effective date of termination. All unearned and unissued options shall expire upon expiration of the Term. Furthermore, upon termination, Consultant will promptly return to the Company all documents requested in writing and other property of the Company, including, without limitation, all Confidential Information and all copies thereof. Consultant will deliver all such materials in accordance with the Company's directions.

8. **INDEMNIFICATION**

Recognizing that Consultant, in providing the services contemplated hereby, will be acting as representative of and relying on information provided by the Company, the Company agrees to the provision of Schedule I hereto. The Company shall use its best efforts to cause any binding agreements with acquirers or providers of capital or financing to include exculpation and indemnification provisions in favor of Consultant which are equivalent to the foregoing and are binding on such persons. It is specifically understood and agreed that the indemnification provisions of Schedule I shall be binding on the successors and assigns of the parties hereto and of the Indemnified parties, specifically including the continuing entity after any Transaction and any successor thereto whether by subsequent merger, consolidation or transfer of all or a substantial part of the assets or business of the Company or such continuing entity.

9. **GENERAL PROVISIONS**

9.1 Governing Law and Jurisdiction

This Agreement shall be governed by and interpreted in accordance with the laws of the State of California. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

9.2 *Attorney's Fees*

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including, without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party's rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit.

9.3 *Complete Agreement*

This Agreement supersedes any and all of the other agreements, either oral or in writing, between the parties with respect to such subject matter in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone herein, and that no other Agreement, statement or promise not contained in the Agreement may be changed or amended only by an amendment in writing signed by all of the parties or their respective successors-in-interest. Each of the provisions of this Agreement is severable from all of the other provisions.

9.4 *Unenforceable Terms*

The invalidity or unenforceability of any provision will not affect or impair the remaining provisions, which will continue in full force and effect. Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall adhere to such jurisdiction only be ineffective without affecting any other provision if this Agreement. To the full extent, however, that such applicable law may by waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms, the Parties hereto hereby waive such applicable law knowingly and understanding the effect of such waiver.

9.5 *Execution in Counterparts*

This Agreement may be executed in several counterparts and when so executed shall constitute one agreement binding on all the Parties, notwithstanding that all the Parties are not signatory to the original and same counterpart.

9.6 *Miscellaneous Provisions*

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof. The language in all parts of this Agreement shall in all cases be construed in accordance with its fair meanings as if prepared by all Parties to the Agreement and not strictly for or against any of the parties.

10 **NOTICES**

Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, faxed, or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, faxed, or, if mailed, three days after the date of deposit in the United States mails as follows:

If to Consultant, to:

Gateway Group, Inc.
4685 MacArthur Court., #400
Newport Beach, CA 92660
949-574-3870

If to Company, to:

Selectis Health, Inc.
8480 E. Orchard Rhode, Suite # 4900
Greenwood Village, CO 80111
(720) 680-0808

or such address as any of the above shall have specified by notice hereunder.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first hereinabove written.

SELECTIS HEALTH, INC.

By: ______________________
Name: Lance S Baller, CEO
Title: 1-6-2022
Date:

GATEWAY GROUP, INC.

By: ______________________
Name: J. Scott Liolios
Title: Principal
Date: 1-10-22

Schedule "I"

This Schedule I is a part of and is incorporated into that certain Financial Public Investor Agreement (the "Agreement") dated January 1, 2021, by and between the Company and Consultant. The Company agrees to indemnify and hold harmless Consultant, its respective directors, officers, attorneys, finders and other agents, stockholders and employees of Consultant (Consultant and each such person and entity being referred to as an "Indemnified Person"), to the full extent lawful, from and against any losses, claims, damages, expenses or liabilities or shareholder actions caused by Company's actions or the performance by Consultant of activities directly related to this Agreement, and will pay (or, if paid by an Indemnified Person, reimburse such Indemnified Person) for all fees and expenses (including without limitation counsel fees) incurred by such Indemnified Person in connection with investigating, preparing or defending any actual shareholder action or claim, in which any Indemnified Person is a party.

The Company will not, however, be responsible for any claims, liabilities, losses, damages or expenses which result from any compromise or settlement not approved by the Company or which are determined by a final judgment of a court of competent jurisdiction to have resulted from the fraud, criminal conduct, willful misconduct or gross negligence of any Indemnified Person.